EXHIBIT 24


                               POWER OF ATTORNEY


      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of May, 1999.


                                          /S/ W.TAL BRATTON
                                          --------------------------------------
                                          W. Tal Bratton

STATE OF INDIANA        )
                        )SS:
COUNTY OF VANDERBURGH   )

      Before me, a Notary Public in and for said County and State, personally appeared W. Tal Bratton who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 28th day of May, 1999.


                                          /S/ GEORGANNA M. HOFFMAN
                                          --------------------------------------
                                          Printed:  GEORGANNA M. HOFFMAN
                                                         Notary Public

County of Residence:  VANDERBURGH
                     -------------
Commission Expires:   10-6-99
                     -------------

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of July, 1999.


                             /S/ JAMES S. D'AGOSTINO, JR.
                             ----------------------------
                             James S. D'Agostino, Jr.

STATE OF TEXAS    )
                  )SS:
COUNTY OF HARRIS  )

      Before me, a Notary Public in and for said County and State, personally appeared James S. D'Agostino, Jr. who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 15th day of July, 1999.


                                          /S/ WANDA E. BOLTON
                                          -------------------------------------
                                          Printed:     Wanda E. Bolton
                                                        Notary Public

County of Residence:  Harris
                      -----------
Commission Expires:   7-17-2002
                      -----------

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of May, 1999.


                                          /S/ JERRY L. GILPIN
                                          ----------------------
                                          Jerry L. Gilpin

STATE OF INDIANA        )
                        )SS:
COUNTY OF VANDERBURGH   )

      Before me, a Notary Public in and for said County and State, personally appeared Jerry L. Gilpin, who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 28th day of May, 1999.


                                          /S/ GEORGANNA M. HOFFMAN
                                          --------------------------------
                                          Printed:  Georganna M. Hoffman
                                                         Notary Public

County of Residence:  VANDERBURGH
                      -------------
Commission Expires:   10-6-99
                      -------------

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of May, 1999.


                                          /S/ PHILIP M. HANLEY
                                          -----------------------
                                          Philip M. Hanley

STATE OF INDIANA        )
                        )SS:
COUNTY OF VANDERBURGH   )

      Before me, a Notary Public in and for said County and State, personally appeared Philip M. Hanley, who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 28th day of May, 1999.


                                          /S/ GEORGANNA M. HOFFMAN
                                          -------------------------------

                                          Printed:  Georganna M. Hoffman
                                                    ---------------------
                                                         Notary Public

County of Residence:  Vanderburgh
                      -------------
Commission Expires:    10-6-99
                      -------------

                          POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of May, 1999.


                                          /S/ BENNIE D. HENDRIX
                                          -----------------------
                                          Bennie D. Hendrix

STATE OF INDIANA        )
                        )SS:
COUNTY OF VANDERBURGH   )

      Before me, a Notary Public in and for said County and State, personally appeared Bennie D. Hendrix who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 28th day of May, 1999.


                                          /S/ GEORGANNA M. HOFFMAN
                                          --------------------------------
                                          Printed:  Georganna M. Hoffman
                                                    ----------------------
                                                         Notary Public

County of Residence:  Vanderburgh
                      -------------
Commission Expires:   10-6-99
                      -------------

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of July, 1999.

                                          /S/ JON P. NEWTON
                                          --------------------------------------
                                          Jon P. Newton

STATE OF TEXAS    )
                  )SS:
COUNTY OF HARRIS  )

      Before me, a Notary Public in and for said County and State, personally appeared Jon P. Newton who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 15th day of July, 1999.


                                          /S/ WANDA E. BOLTON
                                          -----------------------------
                                                      -----------------
                                                         Notary Public

County of Residence:  Harris
                      ----------
Commission Expires:   7-17-2002
                      ----------

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of $3 billion aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Robert A Cole, Ron DiGiacomo and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement, and any Rule 462(b) Registration Statement, including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of May, 1999.


                                          /S/ ALLEN L. WEHRHAHN
                                          ----------------------
                                          Allen L. Wehrhahn

STATE OF INDIANA        )
                        )SS:
COUNTY OF VANDERBURGH    )

      Before me, a Notary Public in and for said County and State, personally appeared Allen L. Wehrhahn who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 12th day of May, 1999.


                                          /S/ GEORGANNA M. HOFFMAN
                                          -------------------------------
                                          Printed:  Georganna M. Hoffman
                                                    ---------------------
                                                         Notary Public

County of Residence:  Vanderburgh
                      -------------
Commission Expires:   10-6-99
                      -------------